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                                                                    EXHIBIT 10.9

                           DATED JANUARY 22, 1998
                           ______________________



                            LUCAS INDUSTRIES PLC


                                   - and -


                      PRESTOLITE ELECTRIC INCORPORATED


                        _____________________________

                              OPTION AGREEMENT

                        _____________________________


Eversheds
10 Newhall Street
Birmingham
B3 3LX
Tel: 0121 233 2001
Fax: 0121 236 1583
DX 13004
Ref: JPL/36

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THIS AGREEMENT is made on                                          1998

BETWEEN:

(1) LUCAS INDUSTRIES PLC whose registered office is at Stratford Road, Solihull, West Midlands, B90 4LA ("the Vendor")

(2) PRESTOLITE ELECTRIC INCORPORATED whose principal place of business is at 2100 Commonwealth Boulevard, Ann Arbor, Michigan, 48105, United States ("the Purchaser")

BACKGROUND

(A)   This Agreement is supplemental to the Acquisition Agreement.

(B)   The Vendor is the registered holder of the Option Shares.

(C) The Purchaser and the Vendor have agreed to enter into this Agreement to provide for cross Options for the sale and purchase of the Option Shares upon the terms and in the manner hereinafter appearing.

OPERATIVE PART

1.   INTERPRETATION
     --------------

     1.1 In this Agreement the following expressions shall have the meanings here ascribed to them unless the context otherwise requires:

          "the Acquisition Agreement"  a share sale and purchase agreement of even date herewith made between the
                                       Vendor, the Purchaser and Prestolite
                                       Newco Inc. for, inter alia, the sale and purchase of 1,393,139 shares of A$1 each in the capital of Lucas Indiel Argentina S.A.

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           "A$"                        Argentine Pesos

           "the Company"               Lucas Indiel Argentina S.A.

           "the Lucas Group"           LucasVarity plc and any Subsidiary (as
                                       defined in section 736 Companies Act
                                       1985) or Subsidiary Undertaking (as
                                       defined in section 258 Company Act 1985) of LucasVarity plc for the time being, excluding the Company and Lucas Argentine
                                       Holdings Inc.

            "Option" means any option granted pursuant to this Agreement

            "the Option Period"        the period from 1 August 1998 to 31
                                       August 1998 (inclusive)

            "the Option Price"         the sum of A$1,230,000 less any reduction
                                       required in accordance with the
                                       provisions of clause 3.13 of the
                                       Acquisition Agreement

            "the Option Shares"        6,346,524 shares of A$1 each in the
                                       capital of the Company registered in the name of or beneficially owned by the Vendor or its successors in title as such number of shares may be adjusted from time to time for changes in the capital of the Company, including but not limited to stock

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                                       splits, stock dividends or reverse stock
                                       splits. Option Shares shall also include any securities, rights or property of any nature issued by the Company in respect of said 6,346,524 shares

            "the Purchaser's Group"    the Purchaser, any subsidiary or holding
                                       company thereof and any subsidiary of
                                       such holding company for the time being
                                       where the terms "subsidiary", "subsidiary undertaking" and "holding company" shall have the meanings ascribed to them by clauses 1.10 and 1.11 of the Acquisition
                                       Agreement

            "the Purchaser's Option"   the option to purchase the Option
                                       Shares granted to the Purchaser pursuant to clause 2

            "the Vendor's Option"      the option to sell the Option Shares to
                                       the Purchaser granted to the Vendors
                                       pursuant to clause 3

1.2 Words and phrases defined in the United Kingdom Companies Act 1985 shall bear the same meaning when used herein.

1.3 References herein to clauses are, unless expressly stated to the contrary, references to clauses of this Agreement.

1.4 References to the masculine shall include the feminine and the neuter and the singular shall include the plural and vice versa as the context shall admit or require.

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2.   TERM OF THE OPTION
     ------------------

     The Vendor and the Purchaser agree that this Agreement, shall apply to the Option Shares from the date hereof until the earlier of such time as the purchase of the Option Shares is completed in accordance with provisions of clause 5 hereof or the end of the Option Period. If the latter date occurs before the former, then the terms of this Agreement shall forthwith no longer apply thereto.

3.   PURCHASER'S OPTION
     ------------------

     3.1 The Vendor hereby irrevocably grants to the Purchaser the Option to purchase all (but not some only) of the Option Shares for a consideration equal to the Option Price.

     3.2 The Option granted to the Purchaser pursuant to this clause 3 shall be exercisable at any time during the Option Period by notice in writing given to the Vendor by the Purchaser stating that the Purchaser wishes to exercise its Option in respect of all of the Option Shares in accordance with and subject to the provisions of clause 6.

4.   VENDOR'S OPTION
     ---------------

     4.1 The Purchaser hereby irrevocably grants to the Vendor the Option to require the Purchaser to buy all (but not some only) of the Option Shares for a consideration equal to the Option Price.

     4.2 The Option granted to the Vendor pursuant to this clause 4 shall be exercisable at any time during the Option Period by notice in writing given to the Purchaser by the Vendor stating that the Vendor wishes to exercise its Option in respect of all of the Option Shares in accordance with and subject to the provisions of clause 5.

5.   SALE AND PURCHASE
     -----------------

     If notice shall be given by the Purchaser or the Vendor pursuant to clause 3 or clause 4 (as the case may be), then the Vendor will sell, or procure the sale of, and the

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     Purchaser will purchase the Option Shares at the Option Price in accordance with the provisions of this Agreement.

6.   COMPLETION
     ----------

     6.1 If the Purchaser shall give notice to the Vendor or the Vendor shall give notice to the Purchaser, pursuant to clause 3 or clause 4 (as the case may be), the Vendor shall within seven days, if and to the extent that any of the Option Shares are or remain partly paid, pay the relevant shares up in full, or procure such payment.

     6.2 The sale and purchase of the Option Shares shall take place within fourteen days from the service of such notice referred to in clause
          6.1 on such date within this period, and at such time and place, as agreed by the Vendor and the Purchaser as soon as reasonably practicable after the service of said notice and upon completion:

          6.2.1 the Purchaser will make payment to the Vendor for the Option Shares by way of telegraphic transfer in United States dollars to the following account:

                      Name:      Lucas Limited

                      Bank:      Barclays Bank plc

                      Branch:    118 High Street
                                 Newcastle-under-Lyme
                                 Staffordshire

                      Sort Code: 20-59-23

                      Account No:  40836370

                      or to such other account as the Vendor may hereafter nominate in writing to the Purchaser;

          6.2.2 the Vendor will execute and deliver to the Purchaser, or procure the execution and delivery of, a transfer of the Option

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                      Shares to the Purchaser or, as it may direct, to
                      any member of the Purchaser's Group; and

          6.2.3 the Vendor will deliver to the Purchaser or procure the delivery to the Purchaser of, the share certificate(s) in respect of all of the Option Shares.

6.3 In the event of the Vendor not complying with the provisions of this clause 6 the Vendor hereby irrevocably appoints the Purchaser its attorney in its name and on its behalf to do all such things and execute all such documents to give effect to its obligations hereunder.

6.4 The Purchaser shall be deemed to have performed its obligations to pay the Option Price by payment to the Vendor pursuant to this clause 6 and shall not be further concerned as to the application of any moneys so paid.

6.5 All payments which are due to the Vendor from the Purchaser hereunder shall be converted into United States Dollars at the Exchange Rate as defined in the Acquisition Agreement.

7.   WARRANTY
     --------

     The Vendor hereby warrants to the Purchaser that it is the registered holder and beneficial owner of all of the Option Shares and that it has the right power and authority to sell and transfer the Option Shares free from any claims charges liens encumbrances or equities and this warranty shall be deemed to be repeated immediately prior to the completion of the purchase of the Option Shares pursuant to this Agreement by the Vendor and/or the member of the Lucas Group to whom any of the Option Shares have been transferred in the meantime.

8.   RESTRICTION ON TRANSFER
     -----------------------

     During the subsistence of this Agreement, and except as otherwise provided herein, the Vendor shall not:

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     8.1  sell, pledge or otherwise dispose of any Option Shares or interest therein other than to another member of the Lucas Group or to the Purchaser;

     8.2 deposit the Option Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Option Shares; or

     8.3 enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer or other disposition of the Option Shares.

9.   NOTICES
     -------

     9.1  The addresses for service of the parties to this Agreement shall be:

           9.1.1 in the case of the Vendor its registered office in the United Kingdom from time to time and shall be addressed to:

                       The Legal Director - Lucas Electrical and Electronic Systems; and

           9.1.2       in the case of the Purchaser:

                       Prestolite Electric Incorporated
                       2100 Commonwealth Boulevard
                       Ann Arbor,
                       Michigan 48105
                       United States
                       Attention: Kim Packard


9.2 Any notice will be deemed well served on the party to whom it is addressed if it be served personally or by courier delivery addressed to such party at its address for service and service shall be deemed to be effective upon such personal or courier delivery taking place.

9.3 Any notices or statements to be served pursuant to this Agreement may be sent by facsimile process:

          9.3.1 in the case of notices to the Vendor to the Legal Director - Lucas Electrical and Electronic Systems (fax: 0121 627 4420)

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                      or to such other fax number as may be notified to
                      the Purchaser for the purposes of this clause 9.3, and

          9.3.2 in the case of notices to the Purchaser to Kim Packard (fax: (313) 913-6655) or to such other fax number as may be notified to the Vendor for the purposes of this clause 9.3.2.

9.4 Any notice or statement so sent by facsimile process shall be deemed to have been served at the expiration of 2 hours after the time of despatch if despatched before 3.00 pm (local time at the place of destination) on any Business Day and in any other case at 10.00 am (local time at the place of destination) on the Business Day following the date of despatch provided that it is followed by a hard copy of the notice or statement served on the recipient in accordance with clause 9.2. For the purposes of this clause, "Business Day" shall mean any day (other than Saturday or Sunday) on which banks in the United Kingdom (for service on the Vendor) or the United States (for service on the Purchaser) are open for a full range of banking transactions.

10.  ASSIGNMENT
     ----------

     This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto (such consent not to be unreasonably withheld or delayed) provided that the Purchaser may assign its rights, interests and obligations hereunder to any member of the Purchaser's Group and the Vendor may assign its rights, interests and obligations hereunder to a member of the Lucas Group to whom the Vendor has transferred any of the Option Shares in accordance with the provisions of clause 8.1 hereof.

11.  ENTIRE AGREEMENT
     ----------------

     This Agreement constitutes the entire agreement between the parties hereto with respect to the Option and supersedes all prior agreements and undertakings, both written and oral, between the Vendor and the Purchaser with respect to such subject matter.

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12.  SEVERABILITY
     ------------

     12.1 If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.

     12.2 Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

13.  NO THIRD PARTY BENEFICIARIES
     ----------------------------

     This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

14.  GOVERNING LAW
     -------------

     Except to the extent that Argentine law is mandatorily applicable to the rights of the shareholders of the Company, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Purchaser and the Vendor each hereby irrevocably submits to the non-exclusive jurisdiction of any New York state or Federal court sitting in the City of New York, New York County, in any action or proceedings arising out of or relating to this Agreement, and the Purchaser and the Vendor each hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or such Federal court.

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15.  PREVAILING AGREEMENT
     --------------------

     Where the provisions of the documents governing the constitution of the Company conflict with the provisions of this Agreement the parties hereby agree that the provisions hereof shall prevail to the intent that they shall, if necessary in any case, procure the amendment of the said documents to the extent required to enable the parties to comply with the provisions of this Agreement.

16.  COUNTERPARTS
     ------------

     This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same Agreement.


IN WITNESS WHEREOF the parties hereto have entered into this document on the day and year first before written

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SIGNED by CHRIS LONG-LEATHER        )    /s/ Chris Long-Leather
as duly authorised attorney         )    ----------------------
for and on behalf of                )
LUCAS INDUSTRIES PLC                )



                                         Chris Long-Leather as attorney for
                                         Lucas Industries plc


PRESTOLITE ELECTRIC INCORPORATED


By:           /s/ P. Kim Packard
              ------------------

Name:         P. Kim Packard


Title:        President


By:           /s/ Kenneth C. Cornelius
              ------------------------

Name:         Kenneth C. Cornelius


Title:        Vice President

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